                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                   __________

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                     CRESCENDO PHARMACEUTICALS CORPORATION
            ________________________________________________________
             (Exact name of registrant as specified in its charter)



     Delaware                                      77-0460388
______________________________________________________________________________
(State of incorporation or organization)  (I.R.S. employer identification no.)



                1454 Page Mill Road, Palo Alto California 94304
______________________________________________________________________________
                    (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

NONE


Securities to be registered pursuant to Section 12(g) of the Act:

                            CLASS A COMMON STOCK
______________________________________________________________________________
                              (Title of Class)

Item 1.   Description of Registrant's Securities to be Registered
          -------------------------------------------------------

     Incorporated by reference to the section entitled "Description of Crescendo Capital Stock" on pages 44-45 of the preliminary prospectus contained in Registrant's Registration Statement on Form S-1 filed with the Commission on July 15, 1997 (Reg. No. 333-31281) (the "Form S-1").

Item 2.   Exhibits
          --------

     The following exhibits are filed as a part of this registration statement:

     1.   Specimen Class A Common Stock Certificate(1)

     2.   Registrant's Certificate of Incorporation(2)

     3.   Registrant's Bylaws(3)

     4.   Form of Registrant's Restated Certificate of Incorporation(4)


                                  SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:  July 31, 1997

                                        CRESCENDO PHARMACEUTICALS CORPORATION


                                        By:  /s/ James W. Young
                                             ------------------
                                             Dr. James W. Young
                                             President and
                                             Chief Executive Officer


------------------
(1) Incorporated by reference to Exhibit 4.1 of the Form S-1.
(2) Incorporated by reference to Exhibit 3.1 of the Form S-1.
(3) Incorporated by reference to Exhibit 3.2 of the Form S-1.
(4) Incorporated by reference to Exhibit 3.3 of the Form S-1.